HSBC FUNDS
HSBC Frontier Markets Fund

(the “Fund”)

Supplement dated September 3, 2014
to the Prospectus dated February 28, 2014, as supplemented to date

MSCI Inc., the provider of the Fund’s secondary benchmark index, recently changed the name of the index to “MSCI Select Frontier and Emerging Markets Capped Index.”

Accordingly, effective immediately, all references in the Prospectus to “MSCI Frontier Emerging Markets Capped Index” are hereby replaced with “MSCI Select Frontier and Emerging Markets Capped Index.”

The Prospectus is further revised as follows:

In the “Average Annual Total Returns” table under “HSBC Frontier Markets Fund – Summary Section – Performance Bar Chart and Table,” the line item referencing the MSCI Frontier Emerging Markets Capped Index is hereby replaced with the following:

	Inception Date	1 Year	Since Inception
MSCI Select Frontier and Emerging Markets
Capped Index (reflects no deduction for fees,	–	17.48%	26.63%**
expenses or taxes)***

*** The index was formerly known as the MSCI Frontier Emerging Markets Capped Index.

In the “Additional Information About the Funds’ Investment Strategies and Risks – More Information About Indices,” the eighth paragraph is hereby replaced with the following:

The MSCI Select Frontier and Emerging Markets Capped Index has been developed by MSCI for the Adviser and, in terms of country constituents, is a continuation of the former customized capitalization (capped) version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index, from June 1, 2014 onwards, is a free float-adjusted market capitalization index designed to measure equity market performance in the 24 countries within the MSCI Frontier Markets Index and four small emerging market “crossover” countries (namely Colombia, Egypt, Philippines, and Peru) that are also included within the MSCI Emerging Markets Index. Prior to June 1, 2014, the MSCI FEM Index was comprised of 30 countries, including the aforementioned 24 frontier market countries and four “crossover” countries plus Qatar and UAE.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE